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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 2, 2006

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-16337               76-0476605
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 2, 2006, Oil States International, Inc. (the "Company") issued a press release announcing its financial condition and results of operations for the three-month and six-month periods ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits (furnished pursuant to Item 2.02 and not deemed filed with the Commission).

Exhibit
Number       Description of Document
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99.1         Press Release dated August 2, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 2006

                                          OIL STATES INTERNATIONAL, INC.


                                          By:    /s/ Bradley J. Dodson
                                                 -------------------------------
                                          Name:  Bradley J. Dodson
                                          Title: Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer

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                                INDEX TO EXHIBITS

Exhibit
Number       Description of Document
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99.1         Press Release dated August 2, 2006